UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 18, 2008

Martek Biosciences Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-22354	52-1399362
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6480 Dobbin Road, Columbia, Maryland		21045
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	410-740-0081

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02 Termination of a Material Definitive Agreement.

On September 18, 2008, the Board of Directors (the "Board") of Martek Biosciences Corporation (the "Company"), upon the recommendation of the Company’s Nominating and Corporate Governance Committee, determined that the maintenance of the Rights Agreement (the "Rights Agreement") effective February 7, 2006 between the Company and Registrar and Transfer Company, as Rights Agent (the "Rights Agent"), was no longer in the interests of the Company and its stockholders. The Board of Directors of the Company ordered the redemption, effective as of the close of business on September 30, 2008, of all rights (each a "Right") issued under the Rights Agreement for the stated redemption price of $0.001 per Right, or $33,128 in the aggregate. The redemption proceeds will be mailed to stockholders on or about October 10, 2008. The Rights Agreement will be consequently terminated following the redemption. The description of the Rights Agreement as set forth in Item 1.01 of the Company’s Current Report on Form 8−K filed on February 8, 2006 is incorporated herein by reference.

Item 3.03 Material Modifications to Rights of Security Holders.

The information contained in Item 1.02 and 5.03 of this Current Report on Form 8-K, which includes information on the redemption of the Rights and the consequent termination of the Rights Agreement, is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 18, 2008, the Company’s Board, upon recommendation of the Nominating and Corporate Governance Committee, adopted amendments to the Company’s by-laws that provide for advance notice provisions applicable to stockholder nominations for election to the Company’s Board and to stockholder proposals for other business. The amendments to the by-laws were adopted to ensure the orderly conduct of the Company’s stockholder meetings.

The amendments require that a stockholder deliver notice to the Company’s secretary within a specified time frame prior to a stockholder meeting in order to nominate a person for election to the Company’s Board or to propose other business for consideration by stockholders. The amendments require that the notice provide specified information, including information concerning the nominee or other business to be acted upon, the economic interest of the stockholder in the Company and the interest of the stockholder in the nomination or other business.

In addition, the Company’s Board approved certain other non-material changes to the by-laws that are primarily clerical in nature and designed to update and conform the by-laws with the current Delaware General Corporation Law.

The foregoing description of the adopted amendments to the Company’s by-laws does not purport to be complete and is qualified in its entirety by reference to the full text of the Company’s by-laws, as amended through September 18, 2008, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Description

3.1 Bylaws, as amended through September 18, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Martek Biosciences Corporation

September 22, 2008	By:	/s/ Peter L. Buzy

Name: Peter L. Buzy
Title: Chief Financial Officer, Treasurer and Executive Vice President for Finance and Administration

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Exhibit Index

Exhibit No.	Description

3.1	Bylaws, as amended through September 18, 2008